UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2023

APPYEA, INC.

Nevada	000-55403	46-1496846
(State or Other Jurisdiction	(commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

16 Natan Alterman St, Gan Yavne Israel
(Address of Principal Executive Offices)	(Area Code)

(800) 674-3561

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of New Director

On January 26, 2023, the board of directors (the “Board”) of AppYea, Inc. (“AppYea”) appointed Ron Mekler as a member of the Board. Mr. Mekler was also appointed the Audit Committee.

Ron Mekler, age 49, has been serving in key positions during the past 20 years in both public and private institutions in Israel. Since June 2013, he has been serving as chief financial officer at Clalit Health Services - the largest Health Services organization in Israel. Prior thereto, between 2005-2013, he was Controller for Raviv Acs., a manufacturer of vehicle parts. In the years 2003-2005 he served as a Controller in Ashtrom, a Real Estate property management Company. Between 2001-2003 Mr. Mekler started his career as an intern at Price Water House Coopers specializing in industrial, real estate and high-tech Companies. Mr. Mekler is a certified accountant since 2003 (from BGU University) and has MBA in Business Management from the Ono Academic College.

In connection with his agreement to serve on the Company’s Board, Mr. Mekler and the Company entered into an agreement pursuant to which Mr. Merkel will be entitled to options for 500,000 shares of the Company’s common stock from an employee stock option plan that the Company intends to establish at a per share exercise price equal to par value. The options will vest as follows: 50% on January 26, 2024 and the balance in four subsequent quarters in equal instalments of 62,500 shares at the end of each quarter, beginning with the quarte ending March 31, 2024.

There are no arrangements or understandings between Mr. Merkel, on the one hand, and the Company or any other persons, on the other hand, pursuant to which Mr. Ahuja was selected as a director. There are no related party transactions between the Company and Mr. Merkel (or any immediate family member thereof) requiring disclosure under Item 404(a) of Regulation S-K. Mr. Merkel does not have any family relationships with any of the Company’s directors or executive officers.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AppYea, Inc.

By:	/s/ Asaf Porat
Name:	Asaf Porat
Title:	Chief Financial Officer

Date: February 10, 2023

3